UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2020

Fate Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36076	65-1311552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3535 General Atomics Court, Suite 200

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 875-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	FATE	Nasdaq Global Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2020, the Board of Directors (the “Board”) of Fate Therapeutics, Inc. (the “Company”) appointed Robert Hershberg, M.D., Ph.D. to the Board as a Class II director. Dr. Hershberg was appointed to a newly created vacancy on the Board resulting from the retirement from the board of Amir Nashat, Sc.D. on May 1, 2020.

Since April 2020, Dr. Hershberg has served as a partner at Frazier Healthcare Partners, where he has been working with the firm’s portfolio companies as an advisor for 14 years. Prior to that, he served as Executive Vice President and Head of Business Development & Global Alliances of Celgene Corporation (“Celgene”), a biopharmaceutical company, until the company’s acquisition by Bristol-Myers Squibb in November 2019. Dr. Hershberg joined Celgene in August 2014 to lead the company’s efforts in Immuno-Oncology and was promoted to Executive Vice President and Chief Scientific Officer in 2016. Dr. Hershberg was formerly President and Chief Executive Officer of VentiRx Pharmaceuticals, a biopharmaceutical company which he co-founded in 2006 and led through its partnership with Celgene. Prior to VentiRx, Dr. Hershberg served as Senior Vice President and Chief Medical Officer of Dendreon Corporation, where he led the clinical, regulatory and biometrics groups for the development of Provenge® in metastatic prostate cancer. Dr. Hershberg currently serves as a clinical faculty member at the University of Washington School of Medicine, and is a member of the board of directors of Adaptive Biotechnologies, NanoString Technologies, Silverback Therapeutics and Recursion Pharmaceuticals. Dr. Hershberg holds a Ph.D. in biology from the Salk Institute for Biological Studies, an M.D. from the University of California, Los Angeles School of Medicine, and a bachelor’s degree in molecular biology from the University of California, Los Angeles.

Upon his appointment to the Board, Dr. Hershberg was granted (i) an option to purchase 24,000 shares of the Company’s Common Stock at an exercise price equal to the closing price of the Company’s common stock on the Nasdaq Global Market on May 1, 2020, which will vest in equal monthly installments during the 36 months thereafter, subject to Dr. Hershberg’s continued service on the Board, and (ii) an option to purchase 16,000 shares of the Company’s Common Stock at an exercise price equal to the closing price of the Company’s common stock on the Nasdaq Global Market on May 1, 2020, which will vest upon the earlier of May 1, 2021 or the date of the Company’s 2021 Annual Meeting of Stockholders, subject to Dr. Hershberg’s continued service on the Board.

The Company has also entered into an indemnification agreement with Dr. Hershberg in substantially the same form entered into with the other directors of the Company.

There are no arrangements or understandings between Dr. Hershberg, on the one hand, and any other persons, on the other hand, pursuant to which Dr. Hershberg was selected as a director. Dr. Hershberg is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Dr. Hershberg has no family relationship with any director or executive officer of the Company. Dr. Hershberg has been appointed to serve on the Nominating and Corporate Governance Committee and the Science and Technology Committee of the Board.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders at the 2020 Annual Meeting of Stockholders of the Company held on May 1, 2020:

(i) The election of three Class I Directors, as nominated by the Board of Directors, to hold office until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

(ii) The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020; and

(iii) A non-binding advisory vote to approve the compensation of the Company’s named executive officers as set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 20, 2020 (the “Proxy Statement”).

The proposals are described in detail in the Proxy Statement.

The number of shares of common stock entitled to vote at the annual meeting was 75,937,385. The number of shares of common stock present or represented by valid proxy at the annual meeting was 66,115,228. All matters submitted to a vote of the Company’s stockholders at the annual meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(a) Election of Class I Directors.

Director Nominee	Votes For	Votes Withheld
Robert S. Epstein, M.D., M.S.	59,123,810	590,647
John D. Mendlein, Ph.D., J.D.	40,610,602	19,103,855
Karin Jooss, Ph.D.	59,203,603	510,854

There were 6,400,771 broker non-votes regarding the election of directors.

(b) Ratification of Auditors.

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the voting included 66,015,458 votes for, 72,617 votes against, and 27,153 votes abstained.

There were zero broker non-votes regarding this proposal.

(c) Non-binding Advisory Vote on Compensation of Named Executive Officers.

Votes For	Votes Against	Abstain
56,002,884	3,656,407	55,166

There were 6,400,771 broker non-votes regarding this proposal.

Item 7.01 Regulation FD Disclosures.

On May 5, 2020, Fate issued a press release announcing Dr. Hershberg’s appointment to the Board. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act") or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Press release dated May 5, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2020	Fate Therapeutics, Inc.

	By:	/s/ J. Scott Wolchko
J. Scott Wolchko
President and Chief Executive Officer